Jack-up drilling rigs, net	12 Months Ended
Dec. 31, 2023
Jack Up Rigs [Abstract]
Jack-up drilling rigs, net
Note 16 - Jack-Up Drilling Rigs, net
Set forth below is the carrying value of our jack-up rigs:

	As of December 31,
(In $ millions)	2023	2022
Opening balance as of January 1,	2,589.1	2,730.8
Additions	104.7	100.2
Depreciation	(115.5)	(114.9)
Disposals	—	(119.7)
Impairment	—	(7.3)
Ending balance as of December 31,	2,578.3	2,589.1

Accumulated depreciation related to jack-up rigs as at December 31, 2023 is $598.1 million (as at December 31, 2022 is $482.6 million).

Depreciation of property, plant and equipment
In addition to the depreciation in the above table, the Company recognized depreciation of $1.9 million for the year ended December 31, 2023 related to property, plant and equipment ($1.6 million in 2022 and $2.0 million in 2021). Accumulated depreciation related to property, plant and equipment as at December 31, 2023 is $7.1 million (as at December 31, 2022 is $5.2 million).
Disposals

During the year ended 2022, the Company concluded that the jack-up rig "Gyme" met the criteria for assets held for sale as at September 30, 2022. During October 2022, the Company entered into an agreement to sell the "Gyme" for $120.0 million, pursuant to an undertaking by the Company under its most recent refinancing with PPL Shipyard which was completed in October 2022. The sale of the "Gyme" was completed during the quarter ended December 31, 2022 and the Company recognized a loss on sale of $0.2 million (see Note 6 - Gain on Disposals). The proceeds from the sale were applied to all outstanding amounts owed on the rig, and excess amounts were applied to accrued interest for the eight other rigs financed by PPL. This disposal was within our dayrate segment.
Impairment
During the years ended December 31, 2023 and December 31, 2021 no impairment was recognized. During the year ended December 31, 2022, we recognized an impairment loss of $7.3 million for the jack-up rig "Gyme" as the rig was written down to its expected sales value.
During the year ended December 31, 2023, we considered whether indicators of impairment existed that could suggest that the carrying amounts of our jack-up rigs may not be recoverable as of December 31, 2023. We concluded that impairment indicators existed for seven rigs and performed a recoverability assessment, however no impairment loss was recognized during the year ended December 31, 2023 as the estimated undiscounted net cash flows were higher than the carrying amounts of our jack-up rigs. In making this determination, day rate revenues and utilization were key assumptions in determining the estimated future cash flows. We concluded that a severe, yet plausible scenario, with a 10% decrease in day rates and utilization used when estimating undiscounted cash flows would not result in a shortfall between the undiscounted cash flow and carrying amount for our jack-up drilling rigs.
We will continue to monitor developments in the markets in which we operate for indications that the carrying amounts of our long-lived assets may not be recoverable.